OFFICE OF THE UNITED STATES TRUSTEE
                                                 EXHIBIT 99.2

----------------------------------------------------------              ------------------------------------------
In re: First Alliance Mortgage Company, a California                    DEBTOR IN POSSESSION OPERATING REPORT
Corporation, Debtor                                                     Report Number: 4
                                                                        For the period FROM: 7/1/00
Chapter 11 case No: SA00-12370-LR                                                        TO: 7/31/00
----------------------------------------------------------              ------------------------------------------


1. Profit and loss Statement (Accrual Basis Only)
  A.      Related to Business operations:
          Gross Sales                                      1,070,115.00
                                                          --------------
          Less: Sales Returns or Discounts                    $0.00
                                                          --------------
                    Net Sales                                           $1,070,115.00
                                                                        --------------

          Less: Cost of Goods Sold:
          Beginning Inventory at Cost                         $0.00
                                                          --------------
          Add: Purchases                                      $0.00
                                                          --------------
          Less: Ending Inventory at Cost                      $0.00
                                                          --------------
                    Cost of Goods Sold                                      $0.00
                                                                        --------------
                            Gross Profit                                              $1,070,115.00
                                                                                      --------------

                            Other Operating Revenue                                      $0.00
                                                                                     --------------


          Less: Operating Expenses:
          Officer Compensation *                            $93,729.68
                                                          --------------
          Salaries and Wages - Other Employees             $161,528.09
                                                          --------------
                    Total Salaries and Wages                             $255,257.77
                                                                        --------------
                    Employee Benefits and Pensions                        $37,342.09
                                                                        --------------
          Payroll Taxes                                     $15,552.74
                                                          --------------
          Real Estate Taxes                                  $169.52
                                                          --------------
          Federal and State Income Taxes                      $0.00
                                                          --------------
                    Total Taxes                                           $15,722.26
                                                                        --------------
          Rent and Lease Expense                            $31,715.87
                                                          --------------
          Interest Expense                                 $572,206.86
                                                          --------------
          Insurance                                         $74,397.10
                                                          --------------
          Auto Expense                                        $0.00
                                                          --------------
          Utilities                                         $18,052.11
                                                          --------------
          Depreciation and Amortization                     $30,940.62
                                                          --------------
          Repairs and Maintenance                            $4,506.01
                                                          --------------
          Advertising                                          $0.00
                                                          --------------
          Supplies, Office Expenses, etc                    $19,987.32
                                                          --------------
(CONTINUED)


          Bad Debt                                            $0.00
                                                          --------------
          Miscellaneous Operating Expenses                 $221,515.29
                                                          --------------
                    Total Operating Expenses                             $973,321.18
                                                                        --------------
                            Total Expenses                                            $1,281,643.30
                                                                                      --------------
                            Net Gain/(Loss) from Business Operations                  ($211,528.30)
                                                                                      --------------

 B.       Not related to Business Operations
          Income
                    Interest Income                                         $0.00
                                                                        --------------
                    Other Non-Operating Revenues                            $0.00
                                                                        --------------
                    Gross Proceeds on Sale of Assets        $136,730.11
                                                          --------------
                    Less: Original Cost of Assets plus
                        Expenses of Sale                       $0.00
                                                          --------------
                            Net Gain/Loss on Sale of Asset                $136,730.11
                                                                        --------------
                    Total Non-Operating Income                                          $136,730.11
                                                                                      --------------
          Expenses Not Related to Business Operations
                    Legal and Professional Fees                          $384,134.18
                                                                        --------------
                    Other Non-Operationg Expenses                         $92,336.63
                                                                        --------------
                    Total Non-Operating Expenses                                       $476,470.81
                                                                                      --------------

                                                                                      --------------
NET INCOME/(LOSS) FOR PERIOD                                                          ($551,269.00)
                                                                                      ==============


* Officer compensation does not include the compensation of two FAMCO officers who are employees of a non-debtor entity (First Alliance Services).
The compensation of such employees is paid from First Alliance Services and totaled approximately $21,000 during July.


2. Aging of accounts payable and accounts receivable (exclude pre-petition AP)

                                                ---------------  ---------------
                                                PAYABLES         RECEIVABLES
                                                ---------------  ---------------
                         Current Under 30       $ 3,118,275.54   $ 7,392,111.15
                                                ---------------  ---------------
                         Overdue 31-60 days     $   715,834.47   $    77,645.93
                                                ---------------  ---------------
                         Overdue 61-90 days     $   556,277.59   $   170,302.82
                                                ---------------  ---------------
                         Overdue 91-120 days    $   312,940.87   $   162,349.38
                                                ---------------  ---------------
                         Overdue Over 121 days  $            -   $ 3,003,287.35
                                                ---------------  ---------------
                                TOTAL           $ 4,703,328.47   $10,805,696.63
                                                ---------------  ---------------


                                                                 ---------------
OTHER BUSINESS RELATED RECEIVABLES                               RECEIVABLES
                                                                 ---------------
Loans Held for Sale (1)                                          $76,401,554.20
                                                                 ---------------
Loans Held for Investment (2)                                    $   714,966.09
                                                                 ---------------
Loan Servicing fees/advances (3)                                 $   147,797.60
                                                                 ---------------

Notes
(1) See attached schedule A of loans held for sale and interest paid to dates. These assets are financed via a $66,344,750 warehouse financing facility with Lehman Brothers.
(2) See attached schedule B of loan held for investment and interest paid to dates
(3) Represents fees/advances receivable on loans serviced. The company does not currently age such receivables.

Note: The company also has a $3,571,982 note payable related to its building located in Jamboree Blvd in Irvine, CA


3. Statement of Status of Payments to Secured Creditors and Lessors:

                                                                                     ---------------------------------
                                                                                     Post Petition Payments not Made *
----------------------------------------------------------------------------------------------------------------------
                                      Frequency of   Amount of Each
Creditor/Lessor                       Pymt           Payment          Next pymt Due        Number        Amounts
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Lehman Commercial Note                    Varies       Varies             Varies            None               NA
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GMAC Commercial Mortgage                  Monthly    $ 28,465.00          8/1/00            None               NA
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MJB Associates                            Monthly    $ 47,518.37          8/1/00            None               NA
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WRC Properties (Denver)                   Monthly    $  3,413.47          8/1/00             4           $ 13,653.88
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Unum Life Insurance Co (Phoenix)          Monthly    $  3,793.40          8/1/00             4           $ 15,173.60
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CB Richards Ellis (West Covina)           Monthly    $  2,331.64          8/1/00             4           $  9,326,56
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Duke Realty Investments (Mason)           Monthly    $  3,260.04          8/1/00             4           $ 13,040.16
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Parkway Center (Pittsburgh)               Monthly    $  3,524.29          8/1/00             4           $ 14,097.16
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IRP Muller Assoc (Placentia)              Monthly    $ 14,788.20          8/1/00             4           $ 59,152.80
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* Explanation for non-payment: The Company is in the process of negotiation lease buyouts



4. Tax liability
Gross payroll expenses for the period                    $  241,099.43
                                                         --------------

Gross sales for period subject to sales tax              $           -
                                                         --------------

                                          ----------------------------------------------------
                                                                             Post Petition
                                             Date Paid       Amount Paid    Taxes Still Owing
                                          ----------------------------------------------------
   Federal payroll and withholding taxes  7/15/00 & 7/31/00  $  67,533.60   $          -
                                          ----------------------------------------------------
     State payroll and withholding taxes  7/15/00 & 7/31/00  $  11,517.31   $          -
                                          ----------------------------------------------------
               State sales and use taxes                     $          -   $          -
                                          ----------------------------------------------------
                     Real property taxes                     $          -   $          -
                                          ----------------------------------------------------
                                   Total                     $  79,050.91   $          -
                                                             ---------------------------------



5.  Insurance Coverage

                                   --------------------------------------------------------------
                Insurance Coverage Carrier/Agent    Amount of   Policy Expiration    Premium Paid
                                      Name          Coverage          Date               Thru
                                   --------------------------------------------------------------
             Worker's Compensation Wasua             $  1,000,000      6/1/01            6/1/01
                                   ---------------------------------------------------------------
               *Commercial Package Various           $ 16,700,000      7/30/01           6/11/00
                                   ---------------------------------------------------------------
                              Life None
                                   ---------------------------------------------------------------
                          Vehicles National American $  1,000,000      7/30/01           7/30/01
                                   ---------------------------------------------------------------
              Other: Mortgage Bond Lloyds            $ 10,000,000      6/1/01            6/1/01
                                   ---------------------------------------------------------------
            Directors and Officers Lloyds            $ 10,000,000      6/1/01            6/1/01
                                   ---------------------------------------------------------------
            Directors and Officers Greenwich         $ 10,000,000      3/23/02           7/29/00
                                   ---------------------------------------------------------------
      Professional Liability (E&O) Indian Harbor     $  3,000,000      3/23/02           7/29/00
                                   ---------------------------------------------------------------



* Includes buildings and all property damage, as well as liability for injuries


6. Questions

A. Has the debtor in possession provided compensation to any officer, director, shareholders or other principals without the approval of the Office of the United States Trustee?


                  Yes      Explain
      -----------                  ---------------------------------------------
           X      No
      -----------

B. Has the debtor in possession, subsequent to the filing of the petition, made payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  Yes      Explain
      -----------                  ---------------------------------------------
           X      No
      -----------



7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

------------------------------------------------------------------------------------------------
Name of Professional        State Type of Professional        Total Post Petition Amount Unpaid
------------------------------------------------------------------------------------------------
Irell & Manella             Legal                             $  652,047.03
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Klee & Tuchin               Creditor's committee counsel      $   55,976.20
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Other Law Firms             Legal                             $  150,000.00
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Bolar, Hirsch & Jennings    Accountant                        $   60,000.00
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Hein & Associates           Accountant                        $    6,000.00
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Borrower's Counsel          Legal                             $   75,000.00
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United Financial Inc.       Consultant                        $  107,000.00
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                                                  Total       $1,106,023.23
                                                              ----------------------------------





8. Narrative Report of Significant Events out of the Ordinary Course of Business

See Schedule Attached


9.  Quarterly fees

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 Quarterly             Total       Quarterly      Date        Amount        Check       Quarterly
  Period           Disbursements      fee         Paid         Paid          No.        Fee still
  Ending          for the quarter                                                         Owing
---------------------------------------------------------------------------------------------------
  3/31/00         $    34,019.51   $    500.00    5/5/00      $    250.00    1239       $    -
---------------------------------------------------------------------------------------------------
  6/31/00         $ 7,422,826.85   $ 10,000.00    8/3/00      $ 10,250.00    1877       $    -
---------------------------------------------------------------------------------------------------
                                                                           Total Due    $    -
                                                                                        -----------





I, Francisco Nebot, President, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: August 15, 2000  /S/ FRANCISCO NEBOT, PRESIDENT AND CFO
                        --------------------------------------------------------
                        Debtor in Possession

               RESPONSE TO QUESTION NO. 8 OF THE OPERATING REPORTS

         On March 23, 2000, First Alliance Mortgage Company, a California corporation, First Alliance Corporation, a Delaware corporation, First Alliance Mortgage Company, a Minnesota corporation and First Alliance Portfolio Services, Inc., a Nevada corporation ("Debtors") filed their respective Chapter 11 petitions.

         The Debtors continued to operate their businesses pursuant to 11 U.S.C. 1107 and 1108 of the United States Bankruptcy Court.

         During the month of July, the Debtors filed with the Court the following documents:

     1.       Motion to Sell off Charged Off Credit Card Accounts;
     2. Negotiations with Borrowers' Committee Counsel and Stipulation to Extend Time of Borrowers to file Proofs of Claim;
     3.       Amendments to Schedules; and
     4.       Motion to Extend Exclusivity.

         In addition, during the month of July, one of the Debtors, First Alliance Corporation, filed with the Securities and Exchange Commission its' Form 8K disclosing the Sale of the Loan Servicing Portfolio. The Debtor also files monthly its Form 8K attaching its monthly Operating Report as filed with the Court.